                                                                    Exhibit 10.6

ADDENDUM TO THE AGREEMENT FOR PRIVATE LINE SERVICES NUMBER 100948-0011 FOR PROVISION OF TELECOMMUNICATION SERVICES

This Addendum forms an integral part of the Master Telecommunications Services Agreement (Master Agreement). The information contained herein will be governed by the terms and conditions established in the Master Agreement executed between American Telesource International, Inc. (The "CUSTOMER") and BESTEL, S.A. DE C.V. ("BESTEL") dated September 29, 1998.

This document may be modified or added to as necessary in the understanding that in order to form and become an integral part of the Master Agreement, it should be executed by the parties authorized legal representatives.

In the event that this Addendum is substituted by another or other Addenda, these must maintain consecutive numbering taking into account the letter of the Addendum, with the last Addendum being the document in effect for both parties.

Without prejudice of the above and as established in the Master Agreement, the Addenda corresponding to Services and/or Promotional Programs selected by the CUSTOMER at a date later than the execution date of the Master Agreement, will become effective as of the date of implementation of Services.

1.  DESCRIPTION AND COST OF PRIVATE LINE SERVICES.

          1 International DS3 link Mexico, D.F. - San Antonio, Tx
          -------------------------------------------------------

     --------------------------------------------------------------------------
             Circuit                         Installation     Monthly Recurring
                                             (Pesos)          (Pesos)
     --------------------------------------------------------------------------
     1 International DS3 Mexico - Laredo          $0.00            xxxxxxxxxxx
     --------------------------------------------------------------------------
     DS3 Laredo, Tx - San Antonio, Tx             $0.00            xxxxxxxxxxx
     --------------------------------------------------------------------------

The CUSTOMER shall provide and maintain all necessary equipment for these circuits.

These prices include the complete international circuit, including the local loops on both sides of the border.

As of the date of execution of this Addendum, the CUSTOMER has not elected the option of adding an "ADD/DROP" in Monterrey; however, if the CUSTOMER should decide to do so, the monthly rate will be $18,512.00.

2.  TERM

2.1 This Addendum shall be for 3 (three) years; however, either party may request in writing the termination with at least 1 calendar month in advance of the desired termination date, observing the obligations established herein.

3.  CONSIDERATION

3.1 The CUSTOMER shall pay BESTEL for the services provided the amount specified above in Section 1 of this document or the amount specified on the invoice by no later than the due date shown on the invoice. BESTEL shall be able to collect any amount established in the tariff rates of the selected Promotional Program and accepted by the CUSTOMER.

3.2 In the event the CUSTOMER decides to terminate the services of this Addendum, the CUSTOMER shall be responsible for payment of the 100% of the amounts resulting from the remaining time left based on 2.1 of this Addendum.

For this paragraph, the CUSTOMER shall always observe the specified in the Master Agreement.

4.   RESPONSIBILITIES

4.1  The CUSTOMER shall be responsible for the use of the services contracted.

4.2 BESTEL shall not be responsible for the use, negligence, fraudulent use, contrary use against service specifications, illegal and/or unauthorized use by the CUSTOMER.

4.3 BESTEL shall not be responsible for any authorization, permit, license needed by the CUSTOMER in regards to this Agreement.

4.4 The CUSTOMER shall observe at all times the Intellectual Property Law and shall respond to all and each of any claims presented directly by or indirectly against BESTEL, The CUSTOMER shall indemnify and hold BESTEL harmless from and against any claim. Such indemnification shall include any legal expenses that BESTEL might incur.

     The parties hereby agree and execute this Addendum in duplicate in Mexico City, D.F. on March 16, 1999.

THE CUSTOMER                                      BESTEL
AMERICAN TELESOURCE INTERNATIONAL, INC.           BESTEL, S.A. DE C.V.


(Signature)                                       (Signatures)
By: Mr. Charles R. Poole                 By: Lic. Ignacio de J. Romo Davila
Title: President                                  Ing. Pablo J. Galindo Tovar
                                                  Title: Legal Representatives

                                      32